--------------------------------------------------------------------------------
                                                                              1
DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA High Income Shares, covering the year ended December 31, 1996.

HIGH-YIELD MARKET CONTINUES TO DELIVER
ROBUST RETURNS

The high-yield market stayed true to form in the fourth quarter, delivering the same strong performance that marked the first nine months of 1996. According to Lehman Brothers High Yield Index, high-yield bonds returned 3.49% in the fourth quarter and 11.35% for the year. In so doing, they significantly outperformed the rest of the fixed income markets. (The Lehman Brothers Aggregate Bond Index, a measure of the investment grade fixed income market, turned in gains of 3.00% for the quarter and 3.63% for the year.) The high yield market's outstanding results are largely attributable to strong economic conditions, substantial market liquidity and a greater immunity to rising interest rates than other fixed income instruments commonly experience.

FUND PERFORMANCE

Your Fund completed an excellent year. Based on its net asset value, CIGNA High Income Shares returned 2.05% for the quarter and 16.70% for the year, trailing its benchmark by 1.44% for the quarter and exceeding it by 5.35% for the year. Based on the market value of the Fund's shares traded over the New York Stock Exchange, CIGNA High Income Shares returned 4.46% and 19.25%, respectively, for the quarter and year. (Returns assume reinvestment of all dividends, and are net of all expenses.)

FUND ACTIVITY

We continue to focus on selling overvalued issues and concentrating on attractive B-quality issues with stable or improving credit characteristics. We are still emphasizing "positive event risk" situations, wherein companies are likely to announce initial public offerings (IPOs), or become involved in merger or acquisition activity. The Fund's industry exposures remain well diversified. No particular group is overweighted at the present time.

Overall, the Fund is currently invested in 89 companies. As of December 31, top industry holdings consisted of Broadcasting and Media (14.0%), Telecommunications (12.5%), Containers and Paper (11.9%), Food and Beverages (11.2%) and Cable TV (9.2%). Average maturity was eight years and average credit quality was B.

Borrowing under the Fund's line of credit was maintained below the allowed 33% of assets during this reporting period. On December 31, borrowings stood at approximately 26% of assets.

For more about the high-yield market and our strategy and outlook, refer to the Management Discussion and Analysis on page 2.

Sincerely,


/s/ Bruce Albro

R. Bruce Albro,
Chairman of the Board and President
CIGNA High Income Shares

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CIGNA HIGH INCOME SHARES MANAGEMENT'S DISCUSSION AND ANALYSIS (UNAUDITED)     2


1996 was another excellent year for high-yield investors. The market returned 11.35% according to the Lehman Brothers High Yield Index. This compares very favorably to the 3.63% return of the Lehman Brothers Aggregate Bond Index, which measures performance for the rest of the fixed income markets.

During the year, as Treasury rates increased, the market benefited from quality spread tightening of about 130 basis points, primarily in the B quality sector. B-rated issues outperformed BB issues, 13.58% to 8.92%, and deferred pay issues outperformed cash pay issues, 12.00% to 11.25%. Risk premiums declined the most in middle/upper tier credits and deferred pay sectors, by 163 and 158 basis points, respectively. Strong cash inflows experienced by the market led to less differentiation of yields; there was also a tendency to take more risk in attempting to outperform the market. Thus, higher yielding, lower rated deferred pay issues all outperformed the market. Finally, relative performance was selectively influenced by those issues favorably affected by merger and acquisition (M&A) activity and early debt retirements.

The market benefited from corporate and refinancing events and a low level of defaults. Over $30 billion in high-yield issues were positively impacted by M&A activity and calls and tenders. The default loss rate remained low at 0.58%, as compared to an historic average of about 2.0%.

The strong technical position of the market overcame credit concerns in a relatively benign credit environment, and helped place a record $78 billion of new issues. This surpassed 1993's previous record. New issuance was dominated by the communications, media and cable TV industries, which accounted for 37% of the total. B-rated issues made up 68% of the calendar, versus only 50% in 1995.

High-yield has grown at 13.5% per year (net of retirements) for the last five years, and is now a $385 billion market. This growth has been fueled by an increasingly diverse and stable base of investors, as more pension funds, insurance companies and collateralized bond obligations have joined traditional mutual fund buyers in pursuit of high returns.

CIGNA High Income Shares gained 16.70% on underlying net assets and 19.25% based on the market value of its shares as reported by the New York Stock Exchange. This compares favorably with returns of 15.24% for closed-end high-yield leveraged funds and 7.49% for all closed-end bond funds as reported by Lipper.

The market experienced a year-long run of strong technicals, driven by excess liquidity conditions, a record level of new issuance and a high-yield-friendly economic backdrop. Our strategy was to overweight B-rated issues and select credits which could be positively impacted by M&A activity and initial public offering (IPO) announcements. Our weighting of B credits averaged about 70% during the year as compared to a 47% market weighting. By overweighting B's and underweighting BB's we reduced the portfolio's interest rate volatility risk. (B's do not trade tick for tick with Treasury bonds while many BB bonds do trade in sync with Treasuries.) This posture helped our relative returns, especially during the first half of the year, when interest rates were rising.

The second major component of our strategy was to select issues with "positive event risk," or those credits which were likely candidates for either M&A activity or IPO announcements. The bonds of companies which are acquired by larger, better capitalized credits usually appreciate substantially in price. Examples of portfolio holdings of companies which acquired or received additional capital investments included Grand Union, Bally's Grand and Park Broadcasting and Newspapers. Companies which successfully completed IPOs were Chancellor Broadcasting, Thrifty Payless, Tag Heuer International and Polymer Group, among others. IPOs usually raise substantial equity capital, which is used to deleverage a company's balance sheet and to retire a portion of its public debt at premium prices.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES MANAGEMENT'S DISCUSSION AND ANALYSIS (UNAUDITED)
(CONTINUED)                                                                 3


We expect 1997 will be another year of slow economic growth, low inflation, relatively stable interest rates and limited pricing flexibility for many industry sectors. Higher risk, higher yielding issues are likely to outperform again in 1997, as strong market technicals (e.g., strong cash inflows, high levels of new issuance) are expected to continue. While quality spread tightening should occur again, it will probably be less than the 130 basis points experienced in 1996.

Potential credit concerns could develop in some cyclical industries, as capacity expansions come on line. Also, in the communications sector, many developmental stage companies may need additional capital. The default loss rate is anticipated to climb above 1996's level, but is likely to lag behind the historic average and should have minimal impact on returns. Overall, 1997 projects to be another good year for high-yield, although probably not as strong as 1996.

-------------------------------------------------------------------------------
            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                               8/11/88 - 12/31/96

----------------------------------------------
          AVERAGE ANNUAL RETURN
                                    Since
                  1 Year  5 Year  Inception
 Market Value     19.25%  16.34%  12.10%
 Net Asset Value  16.70%  16.38%  11.99%
----------------------------------------------

             Point of           CIGNA High       Lehman Brothers
          Measurement        Income Shares      High Yield Index
          -----------        -------------      ----------------
              8/11/88              $10,000               $10,000
             12/31/88               $9,837               $10,754
             12/31/89               $9,347               $10,844
             12/31/90               $5,790                $9,912
             12/31/91              $12,234               $14,491
             12/31/92              $15,214               $16,773
             12/31/93              $18,199               $19,643
             12/31/94              $17,321               $19,444
             12/31/95              $21,866               $23,172
             12/31/96              $26,076               $25,802

CIGNA High Income Shares' performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in the market value of its stock, or as shown separately in the box, changes in its underlying net asset value. The Fund is a closed-end management investment company which trades over the New York Stock Exchange under the ticker symbol "HIS." Fund performance does not reflect exchange commissions payable upon the purchase or sale of the Fund's stock, but does reflect the original underwriting discount included in the Fund's initial offering price at its inception in August 1988. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The Fund's return has been compared with the total return performance of Lehman Brothers High Yield Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the high-yield bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage changes or other investment expenses.

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CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES December 31, 1996          4


                                                               MARKET
                                                   PRINCIPAL    VALUE
                                                       (000)    (000)
---------------------------------------------------------------------
BONDS AND NOTES - 129.9%
AUTO AND TRUCK - 8.6%
A.P.S., Inc., 11.875%, 2006                           $3,500   $3,815
Collins & Aikman Products Co., 11.5%, 2006             4,500    4,905
Foamex L.P., 11.25%, 2002                              5,000    5,300
Harvard Industries, Inc.,
  12%, 2004                                            2,000    1,730
  11.125%, 2005                                        4,175    3,465
Johnstown American Industries, Inc., 11.75%, 2005      4,500    4,297
                                                             --------
                                                               23,512
                                                             --------

BROADCASTING & MEDIA - 14.0%
All American Communications, Inc., 10.875%, 2001
  (144A security acquired Oct & Dec 1996 for
  $5,028,750)**                                        5,000    5,075
American Media Operations, Inc., 11.625%, 2004         5,500    5,913
Garden State Newspapers, Inc., 12%, 2004               5,000    5,450
Grupo Televisa, S.A., 11.875%, 2006                    5,000    5,550
Katz Media Corp., 10.5%, 2007 (144A security
  acquired Dec 1996 for $3,017,500)**                  3,000    3,075
Lodgenet Entertainment Corp., 10.25%, 2006 (144A
  security acquired Dec 1996 for $3,000,000)**         3,000    3,008
MDC Communications Corp., 10.5%, 2006                  2,500    2,575
Newsquest Capital PLC, 11%, 2006 (144A security
  acquired April 1996 for $3,500,625)**                3,500    3,622
Petersen Publishing Co., L.L.C., 11.125%, 2006
  (144A security acquired Nov 1996 for
  $2,016,250)**                                        2,000    2,080
Sullivan Broadcasting, Inc., 10.25%, 2005              2,000    2,025
                                                             --------
                                                               38,373
                                                             --------

CABLE TV - 9.2%
Frontiervision Operating Partners, L.P., 11%, 2006     4,000    4,010
Galaxy Telecom, L.P., 12.375%, 2005                    5,000    5,325
Marcus Cable Co., L.P., 11.875%, 2005                  5,500    5,823
Poland Communications, Inc., 9.875%, 2003 (144A
  security acquired Oct 1996 for $2,988,750)**         3,000    2,981

                                                                 MARKET
                                                     PRINCIPAL    VALUE
                                                         (000)    (000)
-----------------------------------------------------------------------
Rifkin Acquisition Partners, L.L.L.P., 11.125%, 2006    $4,000   $4,170
Wireless One, Inc., 13%, 2003                            3,000    2,910
                                                               --------
                                                                 25,219
                                                               --------

CHEMICALS - 5.6%
Harris Chemical North America, Inc., 10.75%, 2003        4,500    4,658
LaRoche Industries, Inc., 13%, 2004                      5,000    5,425
Polymer Group, Inc., 12.25%, 2002                        3,800    4,151
Tri Polyta Finance B.V., 11.375%, 2003                   1,000    1,048
                                                               --------
                                                                 15,282
                                                               --------

CONSUMER PRODUCTS & SERVICES - 6.2%
AMF Group, Inc., 10.875%, 2006                           3,000    3,180
Hines Horticulture, Inc., 11.75%, 2005                   5,000    5,325
Lifestyle Furnishings International Ltd.,
  10.875%, 2006                                          4,000    4,290
Remington Products Co., L.L.C., 11%, 2006                3,000    2,550
Simmons Co., 10.75%, 2006                                1,500    1,579
                                                               --------
                                                                 16,924
                                                               --------

CONTAINERS AND PAPER - 11.9%
Berry Plastics Corp., 12.25%, 2004                       5,500    6,022
Calmar, Inc., 11.5%, 2005                                5,000    5,181
Crown Paper Co. 11%, 2005                                5,500    5,170
Four M Corp., 12%, 2006                                  3,000    3,120
Grupo International Durango, S.A. 12.625%, 2003          3,000    3,263
Packaging Resources, Inc., 11.625%, 2003                 4,500    4,747
Printpak, Inc., 10.625%, 2006 (144A security
  acquired Aug & Dec 1996 for $5,148,750)**              5,000    5,175
                                                               --------
                                                                 32,678
                                                               --------

ELECTRONICS AND ELECTRICAL EQUIPMENT - 6.2%
Advanced Micro Devices, Inc. 11%, 2003                   3,000    3,255
Dictaphone Corp., 11.75%, 2005                           5,000    4,600
Exide Electronics Group, Inc., 11.5%, 2006               4,000    4,170
International Wire Group, Inc., 11.75%, 2005             4,500    4,849
                                                               --------
                                                                 16,874
                                                               --------
The Notes to Financial Statements are an integral part of these statements.

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CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES December 31, 1996 (Continued)
                                                                              5


                                                               MARKET
                                                   PRINCIPAL    VALUE
                                                       (000)    (000)
---------------------------------------------------------------------
ENERGY - 3.2%
Statia Terminals International, 11.75%, 2003 (144A
  security acquired Nov 1996 for $4,905,000)**        $4,900   $5,096
Trans Texas Gas Corp., 11.5%, 2002                     3,500    3,780
                                                             --------
                                                                8,876
                                                             --------

ENTERTAINMENT - 9.0%
Alliance Gaming Corp., 12.875%, 2003                   4,750    4,999
American Skiing Co., 12%, 2006 (144A security
  acquired June 1996, for $5,101,163)**                5,250    5,526
Casino America, Inc., 12.5%, 2003                      5,500    5,211
Casino Magic of Louisiana Corp., 13%, 2003             4,000    3,950
Trump Atlantic City Funding, Inc., 11.25%, 2006        5,000    4,950
                                                             --------
                                                               24,636
                                                             --------

ENVIRONMENTAL - 0.4%
Mid-American Waste Systems, Inc., 12.25%, 2003~*       3,000    1,050
                                                             --------

FINANCIAL - 3.5%
Affinity Group, Inc., 11.5%, 2003                      5,000    5,200
Dollar Financial Group, Inc., 10.875%, 2006
  (144A security acquired Nov & Dec 1996 for
  $4,200,750)**                                        4,150    4,259
                                                             --------
                                                                9,459
                                                             --------

FOOD AND BEVERAGES - 11.2%
Americold Corp., 12.875%, 2008                         5,000    5,175
Grand Union Co., 12%, 2004                             5,000    5,275
Pathmark Stores, Inc.,
  11.625%, 2002                                        4,250    4,314
  12.625%, 2002                                        1,300    1,349
Specialty Foods Corp., 10.25%, 2001                    4,600    4,255
Star Markets Co., Inc., 13%, 2004                      4,000    4,500
Van de Kamps, Inc., 12%, 2005                          5,250    5,722
                                                             --------
                                                               30,590
                                                             --------

HEALTH CARE - 2.5%
Dade International Inc., 11.125%, 2006                 3,250    3,526
Owens & Minor, Inc., 10.875%, 2006                     3,000    3,218
                                                             --------
                                                                6,744
                                                             --------

                                                           MARKET
                                               PRINCIPAL    VALUE
                                                   (000)    (000)
-----------------------------------------------------------------
INDUSTRIAL - 7.4%
Alvey Systems, Inc., 11.375%, 2003                $1,000   $1,043
Crain Industries, Inc., 13.5%, 2005                5,500    6,201
Goss Graphic Systems, Inc., 12%, 2006              4,000    4,120
IMO Industries, Inc., 11.75%, 2006                 4,000    3,720
Interlake Corp., 12.125%, 2002                     5,025    5,201
                                                         --------
                                                           20,285
                                                         --------

METALS - 6.1%
Euramax International PLC 11.25%, 2006 (144A
  security acquired Sept. 1996 for $4,022,500)**   4,000    4,120
GS Technologies Operating Co., Inc., 12%, 2004     3,150    3,268
Jorgensen (Earle M.) Co., 10.75%, 2000             3,250    3,315
Kaiser Aluminum & Chemical Corp., 12.75%, 2003     5,500    5,912
                                                         --------
                                                           16,615
                                                         --------

MISCELLANEOUS - 6.2%
Atrium, Inc., 10.5%, 2006 (144A security
  acquired Nov 1996 for $1,500,000)**              1,500    1,538
Guitar Center Management Co., Inc., 11%, 2006
  (144A security acquired June 1996 for
  $3,784,375)**                                    3,750    3,975
Michaels Stores, Inc., 10.875%, 2006               3,000    2,910
Sullivan Graphics, Inc., 12.75%, 2005              5,500    5,308
United Stationers Supply Co., 12.75%, 2005         3,000    3,315
                                                         --------
                                                           17,046
                                                         --------

TELECOMMUNICATIONS - 12.5%
Comnet Cellular, Inc., 11.25%, 2005                4,000    4,250
Fonorola, Inc., 12.5%, 2002                        4,450    4,828
IXC Communications, Inc., 12.5%***, 2006           5,500    6,023
Phonetel Technologies, Inc., 12%, 2006             3,375    3,493
Pricellular Wireless, Inc., 10.75%, 2004 (144A
  security acquired Nov 1996 for $2,000,000)**     2,000    2,080
Pronet, Inc., 11.875%, 2005                        4,450    4,183
Sprint Spectrum, L.P., 11%, 2006                   4,000    4,280
Sygnet Wireless Inc., 11.5%, 2006                  5,000    5,125
                                                         --------
                                                           34,262
                                                         --------
The Notes to Financial Statements are an integral part of these statements.

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CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES December 31, 1996 (Continued)
                                                                              6


                                                              MARKET
                                                  PRINCIPAL    VALUE
                                                      (000)    (000)
---------------------------------------------------------------------
TEXTILES - 6.2%
Avondale Mills, Inc., 10.25%, 2006                   $3,500   $3,622
CMI Industries, Inc., 9.5%, 2003                      4,935    4,614
Dan River, Inc., 10.125%, 2003                        3,750    3,788
Synthetic Industries, Inc., 12.75%, 2002              4,500    4,961
                                                            ---------
                                                              16,985
                                                            ---------
TOTAL BONDS AND NOTES (Cost - $343,812,372)                  355,410
                                                            ---------

UNITS - 3.3%
NS Group, Inc., 13.5%, 2003 (each $1,000 unit
  includes one warrant for Common Stock)              4,080    4,284
ICF Kaiser International, Inc., 13%, *** 2003
  (each $1,000 unit includes 4.8 warrants for
  Common Stock)                                       5,000    4,750
                                                            ---------
TOTAL UNITS (Cost - $8,706,942)                                9,034
                                                            ---------

                                                   NUMBER
                                                  OF SHARES
                                                  ---------
WARRANTS - 0.1%
Exide, Inc., Exp. 2006*                               4,000      120
IHF Capital, Inc., Class A & L*                       5,000      125
Wireless One, Inc., Exp. 2000*                       15,000       15
                                                            ---------
TOTAL WARRANTS (Cost - $287,316)                                 260
                                                            ---------
TOTAL INVESTMENTS IN SECURITIES - 133.3%
  (Total Cost - $352,806,630)                                364,704
Liabilities, Less Cash and Other Assets - (33.3%)            (91,204)
                                                            ---------
NET ASSETS - 100% (equivalent to $7.43 per
  share based on 36,826,611 shares outstanding)             $273,500
                                                            =========

  * Non-income producing securities.
 ** Indicates restricted security; the aggregate fair value of restricted securities is $51,609,312 (aggregate cost $50,214,412) which is approximately 19% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
*** Variable rate security. Rate disclosed is as of December 31, 1996.
  + Defaulted security.

-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (UNAUDITED)

December 31, 1996

                     MARKET   % OF
QUALITY RATINGS* OF   VALUE  MARKET
LONG-TERM BONDS       (000)   VALUE
------------------------------------
Ba/BB                $27,736    7.6%
B/B                  316,374   86.8%
Below B               20,334    5.6%
                    -------- -------
                    $364,444  100.0%
                    ======== =======

* The higher of Moody's or Standard & Poor Ratings.

-------------------------------------------------------------------------------
The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                      7


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                                           (IN THOUSANDS)
                                                           --------------
ASSETS:
Investments at market value
  (Cost - $352,806,630)                                         $364,704
Cash on deposit with custodian                                        13
Interest receivable                                               11,383
Investment for deferred compensation plan
  (Cost - $79,030)                                                    94
Other                                                                  6
                                                           --------------
TOTAL ASSETS                                                     376,200
                                                           --------------
LIABILITIES:
Loan payable 96,000
Dividend payable January 10, 1997 at $.1575 per share              5,800
Accrued interest payable 474 Accrued advisory fees payable           198
Deferred trustees' fees payable 94
Other accrued expenses (including $5,458 due to affiliate)           134
                                                           --------------
        TOTAL LIABILITIES                                        102,700
                                                           --------------
NET ASSETS (Equivalent to $7.43 per share based on
  36,826,611 shares of beneficial interest outstanding;
  unlimited number of shares authorized)                        $273,500
                                                           ==============
COMPONENTS OF NET ASSETS:
Paid in capital                                                 $319,700
Undistributed net investment income                                   61
Unrealized appreciation of investments                            11,912
Accumulated net realized loss                                    (58,173)
                                                           --------------
NET ASSETS                                                      $273,500
                                                           ==============
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

                                       (IN THOUSANDS)
                                       --------------
INVESTMENT INCOME
INCOME:
  Interest                                    $40,254
EXPENSES:
  Interest expense                     $6,141
  Investment advisory fees              2,317
  Administrative services                 166
  Custodian fees and expenses             113
  Shareholder reports                     108
  Transfer agent fees and expenses         52
  Trustees' fees                           44
  Auditing and legal fees                  35
  Other                                    60   9,036
                                       ------ -------
NET INVESTMENT INCOME                          31,218
                                              -------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
  Net realized gain from securities
    transactions                                9,364
  Unrealized appreciation of investments          781
                                              -------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS                                  10,145
                                              -------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                             $41,363
                                              =======
The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                      8

STATEMENT OF CHANGES IN NET ASSETS

                                       YEARS ENDED DECEMBER 31
                                       ----------------------
                                          1996        1995
                                       ----------- ----------
                                           (IN THOUSANDS)
                                       ----------------------
OPERATIONS:
Net investment income                     $31,218    $30,224
Net realized gain from investments          9,364      1,507
Unrealized appreciation on investments        781     19,516
                                       ----------- ----------
Net increase in net assets from
operations                                 41,363     51,247
                                       ----------- ----------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.87 per
share and $.84 per share,
respectively)                             (31,747)   (30,104)
In excess of net investment income
($0.03 per share)                          (1,159)
                                       ----------- ----------
Total distributions to shareholders       (32,906)   (30,104)
                                       ----------- ----------
CAPITAL SHARE TRANSACTIONS:
Net increase from 678,552 and
723,005 capital shares issued
shareholders in reinvestment of
distributions, respectively                 5,270      5,176
                                       ----------- ----------
Net increase from capital share
transactions                                5,270      5,176
                                       ----------- ----------
Net Increase in Net Assets                 13,727     26,319
NET ASSETS:
Beginning of period                       259,773    233,454
                                       ----------- ----------
End of period (Including undistributed
net investment income of $60,782
and $466,865, respectively)              $273,500   $259,773
                                       =========== ==========
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1996

                                                            (IN THOUSANDS)
                                                            --------------
CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
  Purchases of portfolio securities                             $(286,023)
  Proceeds from sales of portfolio securities                     276,471
  Investment income received                                       39,431
  Investment and administrative expenses paid                      (2,946)
  Interest paid                                                    (5,971)
                                                            --------------
   Cash flows provided by investing and operating activities       20,962
                                                            --------------
CASH FLOWS FROM SHAREHOLDER AND OTHER FINANCING
  ACTIVITIES:
  Distributions to shareholders (net of reinvestment of
    $5,269,805)                                                   (25,360)
  Net borrowings                                                    4,400
                                                            --------------
Cash flows used by shareholder and other financing
activities                                                        (20,960)
                                                            --------------
  Net increase in cash                                                  2
  Cash, beginning of period                                            11
                                                            --------------
CASH, END OF PERIOD                                                   $13
                                                            ==============
RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET INCREASE IN
  CASH PROVIDED BY INVESTING AND OPERATING
  ACTIVITIES:
  Net increase in net assets resulting from operations            $41,363
  Increase in value of investments                                (19,697)
  Change in receivables and liabilities exclusive of loan and
     dividend payable                                                (704)
                                                            --------------
NET CASH PROVIDED BY INVESTING AND OPERATING
  ACTIVITIES                                                       $20,962
                                                            ==============
The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS                        9



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed-income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment co mpanies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

E. CASH FLOW INFORMATION - Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lend-

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CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Continued)           10



ers which will generally enable the Fund to borrow up to the lesser of (A) $101,300,000 or (B) one-third of the Fund's Eligible Assets. The agreement ma tures on May 1, 1999. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time. The average borrowings outstanding during the year ended December 31, 1996 were $93,049,754 at an average interest rate of approximately 6.59%. As of December 31, 1996, the Fund was paying interest at an average annual rate of 6.63% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. (CII), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.5% thereafter.

The Fund reimburses CII for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 1996, the Fund paid or accrued $166,408.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the year ended December 31, 1996 were $286,022,810 and $276,471,097, respectively.

As of December 31, 1996, the cost of securities for federal income tax purposes was $352,837,880. At December 31, 1996, unrealized appreciation for Federal income tax purposes aggregated $11,866,033 of which $16,262,684 related to appreciated securities and $4,396,651 related to depreciated securities.

6. CAPITAL LOSS CARRYOVER. At December 31, 1996, the Fund had a capital loss carryover for Federal income tax purposes of $54,834,030 of which $19,305,222, $30,071,289, $3,704,377 and $1,753,142 expire in 1998, 1999, 2000 and 2003, respectively. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following ye ar. For the year ended December 31, 1996, the Fund has elected to defer $3,307,368 of capital losses occurring between November 1, 1996 and December
31, 1996 under these rules. Such deferred losses are being treated as arising on the first day of the year ended December 31, 1997.

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CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Continued)           11


7. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:

------------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                                       1996      1995      1994      1993      1992
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                    $7.19     $6.59     $7.54     $6.99     $6.62
                                                     --------- --------- --------- --------- ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)                                0.85      0.84      0.86      0.97      0.98
Net realized and unrealized gains (losses)               0.29      0.60     (0.91)     0.58      0.40
                                                     --------- --------- --------- --------- ---------
TOTAL FROM INVESTMENT OPERATIONS                         1.14      1.44     (0.05)     1.55      1.38
                                                     --------- --------- --------- --------- ---------
LESS DISTRIBUTIONS:
Distributions from net investment income                (0.90)    (0.84)    (0.88)    (0.97)    (0.98)
Distributions in excess of net investment income           -         -      (0.02)    (0.03)    (0.03)
                                                     --------- --------- --------- --------- ---------
TOTAL DISTRIBUTIONS                                     (0.90)    (0.84)    (0.90)    (1.00)    (1.01)
                                                     --------- --------- --------- --------- ---------
NET ASSET VALUE, END OF PERIOD                          $7.43     $7.19     $6.59     $7.54     $6.99
                                                     ========= ========= ========= ========= =========
MARKET VALUE, END OF PERIOD                             $8.38     $7.88     $7.00     $8.38     $7.88
                                                     ========= ========= ========= ========= =========
TOTAL INVESTMENT RETURN:
Per share market value                                  19.25%    26.24%   (5.43)%    19.62%    24.36%
Per share net asset value (2)                           16.70%    22.93%   (0.76)%    23.25%    21.65%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)              $273,500  $259,773  $233,454  $195,489  $176,974
Ratio of operating expenses to average net assets        1.07%     1.12%     1.17%     1.21%     1.20%
Ratio of interest expense to average net assets          2.28%     2.68%     2.10%     1.66%     1.91%
Ratio of net investment income to average net assets    11.60%    12.03%    12.33%    12.98%    13.81%
Portfolio turnover                                         78%       60%       72%       48%       45%

(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each year, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price of the stock and net asset value varied during each period.
-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Continued)           12



8. Quarterly Results (Unaudited). The following is a summary of quarterly results of operations (in thousands except for per share amounts):

-----------------------------------------------------------------------------------------------------------------

                                                            NET REALIZED AND
                                                               UNREALIZED
                                                               GAIN (LOSS)
      PERIOD       INVESTMENT INCOME  NET INVESTMENT INCOME   ON INVESTMENTS             NET ASSETS
       ENDED        TOTAL  PER SHARE   TOTAL    PER SHARE    TOTAL   PER SHARE    INCREASE (DECREASE)  PER SHARE
-----------------------------------------------------------------------------------------------------------------
March 31, 1995      $9,853      $.28    $7,424        $.21   $8,614      $.24             $10,141      $.25
June 30, 1995        9,807       .28     7,417         .21    6,426       .18               7,902       .18
September 30, 1995   9,871       .27     7,486         .21    2,544       .07               4,046       .08
December 31, 1995   10,232       .28     7,897         .21    3,439       .11               4,230       .09

March 31, 1996       9,964       .27     7,742         .21    1,442       .04               3,315       .05
June 30, 1996       10,057       .28     7,837         .20    1,661       .05               3,406       .06
September 30, 1996  10,375       .28     8,079         .22    9,225       .25              11,144       .27
December 31, 1996    9,858       .27     7,560         .21   (2,183)     (.06)             (4,138)     (.14)

-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of CIGNA High Income Shares

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA High Income Shares (the "Fund") at December 31, 1996, the results of its operations and cash flows for the year then ended, changes in its net assets and the financial highlights for each of the years indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
February 14, 1997

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                                                                             14


1996 TAX INFORMATION (UNAUDITED)

During 1996, the Fund declared ordinary income dividends of $0.90 per share. There were no capital gain distributions. The 15.75 cents distribution which was declared in December 1996 (which includes the regular monthly dividend of 6.75 cents per share plus an extra year end amount of 9 cents) complied with a provision of the Internal Revenue Code, as amended, that requires an investment company to distribute substantially all of its accumulated net investment income by the end of each calendar year. Such distributions must be declared prior to December 31 and paid prior to the following January 31. PLEASE NOTE THAT THE DECEMBER 1996 DISTRIBUTION IS CONSIDERED 1996 TAXABLE INCOME, EVEN THOUGH RECEIVED IN 1997, WHICH IS CONSISTENT WITH THE TREATMENT OF DECEMBER 1995 DISTRIBUTION (PAID ON JANUARY 10, 1996) THAT WAS CONSIDERED 1995 TAXABLE INCOME. Dividends reported to you on Form 1099, whether received as stock or cash, must be included in your Federal income tax return and must be reported by the Fund to the Internal Revenue Service.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT PLAN

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Dividend Paying Agent") as plan agent under the Automatic Dividend and Distribution Plan (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions from the Fund in cash paid by check mailed directly to the shareholder by the Dividend Paying Agent. Shareholders may elect to participate in the Plan and to have all distributions of dividends and capital gains automatically reinvested by sending written instructions to the Dividend Paying Agent at the address set forth below.

If the Trustees of the Fund declare a dividend or determine to make a capital gains distribution payable either in shares of the Fund or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. If the market price of the shares as of the close of business on the payment date for the dividend or distribution is equal to or exceeds their net asset value as determined as of the close of business on the payment date, participants will be issued shares of the Fund at a value equal to the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of the shares at such time, or if the Fund declares a dividend or other distribution payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Dividend Paying Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for the whole shares credited to his account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. The Dividend Paying Agent will maintain all shareholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant (other than participants whose shares are registered in the name of banks, brokers, nominees

-------------------------------------------------------------------------------
                                                                             15


or other third parties) will be held by the Dividend Paying Agent in the non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Dividend Paying Agent will administer the Plan on the basis of number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose shares are held in the name of banks, brokers or nominees should confirm with such entities that participation in the Plan will be possible, and should be aware that they may be unable to continue to participate in the Plan if their account is transferred to another bank, broker or nominee. Those who do participate in the Plan may subsequently elect not to participate by notifying such entities.

There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Paying Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Paying Agent's open market purchases in connection with the reinvestment of dividends or distributions.

Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions although they will not receive any payment of cash. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan including requests for additional information or an application brochure or general inquires about your account should be directed to State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, MA 02266-8200 or you may call toll-free 1-800-426-5523.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES


TRUSTEES                                                                     OFFICERS

R. Bruce Albro                        Paul J. McDonald                       R. Bruce Albro
Senior Managing Director              Senior Executive Vice President,       Chairman of the Board and
CIGNA Investments, Inc.               and Chief Financial Officer,           President
                                      Friendly Ice Cream Corporation
Hugh R. Beath                                                                Alfred A. Bingham III
Advisory Director,                    Arthur C. Reeds, III                   Vice President and Treasurer
AdMedia Corporate Advisors, Inc.      President, CIGNA Investment
                                      Management and CIGNA                   Lawrence S. Harris
Russell H. Jones                      Investments, Inc.                      Vice President
Vice President,
Kaman Corporation                                                            Alan C. Petersen
                                                                             Vice President

                                                                             Jeffrey S. Winer
                                                                             Vice President and Secretary

--------------------------------------------------------------------------------
CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield fixed securities. The investment adviser is CIGNA Investments, Inc., Hartford, Connecticut 06152.

[LOGO OF CIGNA APPEARS HERE]

CIGNA High Income Shares
950 Winter Street                                  [LOGO OF CIGNA APPEARS HERE]
Suite 1200
Waltham, MA 02154


                                                    CIGNA HIGH INCOME SHARES

--------------------
     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                        Annual Report
    PERMIT 750
--------------------

                                                       December 31, 1996